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                                                                  EXHIBIT 10.22

                             MASTER LEASE AGREEMENT

               This Master Lease Agreement (the "Lease") is made the 12th day of February, 1999 between Leasing Technologies International, Inc., with its principal office at 221 Danbury Road, Wilton, CT 06897 (the "Lessor"), and Virage Logic Corporation and Virage Logic International, each with its principal office at 46824 Lakeview Boulevard, Fremont, CA 94538 (hereinafter sometimes collectively referred to as the "Lessee" and individually, as an "Individual Lessee"). The parties hereto agree as follows:

1.      LEASE:

               This Lease establishes the general terms and conditions by which Lessor may lease to any individual Lessee the Equipment (the "Equipment") listed on each Equipment Schedule executed periodically pursuant to this Lease. Each such Equipment Schedule shall incorporate by reference the terms of this Lease, and shall be a separate lease agreement as to the Equipment listed thereon for all purposes, including default. If the provisions of an Equipment Schedule conflict with the provisions of this Lease, the provisions of such Equipment Schedule shall prevail. Although each Equipment Schedule may be executed only by an Individual Lessee, each individual Lessee and its respective successors and assigns shall be absolutely and unconditionally jointly and severally liable for each and every obligation arising under this Lease and any Equipment Schedule thereto. Each Individual Lessee agrees that Lessor may proceed directly against any Individual Lessee for the payment, performance or observance of each and every obligation of any Individual Lessee under this Lease or any Equipment Schedule thereto. The obligations of any Individual Lessee shall not be subject to any counterclaim, setoff, recoupment or defense based upon any claim any Individual Lessee may have against any other Individual Lessee or the Lessor, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition affecting any Individual Lessee, including without limitation (a) any waiver, consent, extension, renewal, indulgence or other action or inaction under or in respect of this Lease or any Equipment Schedule; (b) any invalidity or unenforceability, in whole or in part, of any such agreement or instrument with respect to any Individual Lessee; (c) any failure on the part of any Individual Lessee for any reason to perform or comply with any term of any Equipment Schedule; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any other Individual Lessee its properties or creditors; or (e) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, with respect to any other Individual Lessee. Each Individual Lessee hereby waives any requirement of diligence or promptness on the part of the Lessor in the enforcement of the Lessor's rights hereunder or under any other Loan Document with respect to the obligations of itself or of any other Individual Lessee. Without limiting the foregoing any failure to make any demand upon, to pursue or exhaust any rights or remedies against



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Individual Lessee, or any delay with respect thereto, shall not affect the obligations of any Individual Lessee hereunder.

2.      DEFINITIONS:

        (a) The "Installation Date" means the date determined in accordance with the applicable Equipment Schedule.

        (b) The "Commencement Date" means, as to any item of the Equipment designated on any Equipment Schedule where the Installation Date for such item of Equipment falls on the first day of the month, that date, or, in any other case, the first day of the month following the month in which such Installation Date falls.

        (c) The "Daily Rental" means 1/30th of the amount set forth as the monthly rental in the applicable Equipment Schedule.

3.      TERM OF LEASE:

        The term of this Lease, as to all Equipment designated on any Equipment Schedule, shall commence on the Installation Date for such Equipment, and shall continue for an initial period ending that number of months as is specified on the applicable Equipment Schedule from the Commencement Date for the last item of Equipment to be installed (the "Initial Term"). The term of this Lease for all such Equipment shall be automatically extended for successive monthly periods until terminated in accordance with this Lease. Any termination shall be effective only on the last day of the Initial Term or the last day of any such successive period.

4.      RENTAL:

The monthly rental payable hereunder is as set forth in the Equipment Schedule(s). Rental shall begin to accrue on the Installation Date for each item of Equipment and shall be due and payable by Lessee in advance on the first day of each month. If the Installation Date does not fall on the first day of a month, the rental for that period of time from the Installation Date until the Commencement Date shall be an amount equal to the Daily Rental multiplied by the number of days from (and including) the Installation Date to (but not including) the Commencement Date and shall be due and payable on the Installation Date. In addition to the monthly rental set forth in the Equipment Schedule(s), Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on the rental, on the Lease or on the Equipment or on its purchase for lease hereunder, or on its use, lease, operation, control or value (including, without limitation, state and local privilege or excise taxes based on gross revenue), any penalties or interest in connection therewith which are attributable to Lessee's negligence or taxes or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding taxes based



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on Lessor's net income. Personal property taxes assessed on the Equipment during the term hereof shall be paid by Lessee. Lessee agrees to file, on behalf of Lessor, all required property tax returns and reports concerning the Equipment with all appropriate governmental agencies, and, within not more than thirty
(30) days after the due date of such filing to send Lessor confirmation of such filing. Lessee agrees that Lessor, or Lessor's agent may file all required property tax returns and reports and pay all taxes thereon pertaining to the Equipment. In such event, Lessee shall reimburse Lessor for all costs and expenses incurred in connection therewith, provided that such costs and expenses (including property taxes) shall not exceed the property taxes pursuant to statutory tax rates and regulations.

        Interest on any past due payments, including but not limited to administrative charges and any other charges or fees arising out of or related to this Lease, shall accrue at the rate of 1 1/2% per month, or if such rate shall exceed the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand. Charges for taxes, penalties and interest shall be promptly paid by Lessee when invoiced by Lessor.

        As security for the full performance of all of the Lessee's obligations under each Equipment Schedule, Lessee shall, simultaneously with the execution and delivery of each Equipment Schedule, deposit with Lessor the amount set forth on such Equipment Schedule. The security deposit shall be promptly returned to the Lessee by the Lessor upon the expiration of such Equipment Schedule and return of all Equipment, provided that all Lessee obligations under such Equipment Schedule have been fulfilled.

5.      INSTALLATION, USE AND QUIET POSSESSION OF EQUIPMENT:

        (a) Lessee, at its own expense, will provide the required suitable electric current to operate the Equipment and appropriate installation facilities as specified by the manufacturer.

        (b) Any equipment, cards, disks, tapes or other items not specified in the Equipment Schedule(s) which are used on or in connection with the Equipment must meet the specifications of the manufacturer and shall be acquired by Lessee at its own expense.

        (c) Lessee shall use the Equipment solely in connection with Lessee's business and for no other purpose. Subject to the preceding sentence, Lessee shall be entitled to unlimited usage of the Equipment without extra charge by Lessor.

        (d) Unless otherwise set forth in the applicable Equipment Schedule, Lessee will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the applicable Equipment Schedule without the prior written consent of Lessor.



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        (e) After prior notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment, provided such alterations or attachments do not interfere with the normal and satisfactory operation or maintenance of the Equipment or with Lessee's ability to obtain and maintain the maintenance contract required by Section 5(h) hereof. The manufacturer or other organization selected by Lessee and approved in writing by Lessor to maintain the Equipment ("Maintenance Organization") may incorporate engineering changes or make temporary alterations to the Equipment upon request of Lessee. All such alterations and attachments shall be and become the property of Lessor or, at the option of Lessee, shall be removed by Lessee and the Equipment restored, at Lessee's expense, to its original condition as of the Installation Date thereof, reasonable wear and tear only excepted. and upon the removal and restoration, the alteration and/or attachment which was made by Lessee shall become the property of Lessee.

        (f) So long as Lessee is not in default hereunder, neither Lessor nor any party claiming through or under Lessor shall interfere with Lessee's use or possession of any Equipment during the term of this Lease.

        (g) Lessee shall, during the term of this Lease, at its expense, keep the Equipment in good working order and condition and make all necessary adjustments, repairs and replacements and shall not use or permit the Equipment to be used in any manner or for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or reasonably suitable.

        (h) Unless otherwise set forth in the applicable Equipment Schedule, Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or the Maintenance Organization covering at least prime shift maintenance of each item of Equipment. Such contract shall commence upon expiration of the manufacturer's warranty period, if any, relating to such item. Lessee shall furnish Lessor with a copy of such contracts).

        (i) At the termination of the applicable Equipment Schedule, Lessee shall, at its expense, return not less than all the Equipment subject thereto to Lessor (at the location designated by Lessor within the Continental United States) in the same operating order, repair, condition and appearance as on the Installation Date, reasonable wear and tear only excepted, with all engineering and safety changes prescribed by the manufacturer or Maintenance Organization incorporated therein. Lessee shall, prior to such termination, arrange and pay for any repairs, changes and manufacturer's certifications as are necessary for the manufacturer or Maintenance Organization to accept the Equipment under contract maintenance at its then standard rates. Lessee shall return all accessories supplied with the Equipment, including but not limited to all manuals, cables and software diskettes. Lessee shall promptly pay, after receipt of an invoice therefore, all costs and expenses pertaining to the replacement of any missing



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items and for the repair of any Equipment, together with any audit, inspection or certification charges reasonably incurred by Lessor.

6.      LEASEHOLD RIGHTS AND INSPECTION:

        (a) Lessee shall have no interest in the Equipment other than the rights acquired as a lessee hereunder and the Equipment shall remain personalty regardless of the manner in which it may be installed or attached. Lessee shall, at Lessor's request, affix to the Equipment, tags, decals or plates furnished by Lessor, indicating Lessor's ownership and Lessee shall not permit their removal or concealment. Lessee shall replace any such tag, decal or plate which may be removed or destroyed or become illegible. Lessee shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership thereof by Lessee or any party other than Lessor or anyone claiming through Lessor.

        (b) Lessee shall keep the Equipment free and clear of all liens and encumbrances except liens or encumbrances arising through the actions or omissions of Lessor. Lessee shall not assign or otherwise encumber this Lease or any of its rights hereunder or sublease the Equipment without the prior written consent of Lessor except that Lessee may assign this Lease or sublease the Equipment to its parent or any subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

        (c) Lessor or its agents shall have free access to the Equipment at all reasonable times for the purpose of inspection and for any other purpose contemplated by this Lease.

        (d) Lessee shall immediately notify Lessor of all details concerning any damage to, or loss of, the Equipment arising out of any event or occurrence whatsoever, including but not limited to, the alleged or apparent improper manufacture, functioning or operation of the Equipment.

7.      NO WARRANTIES BY LESSOR:

        Lessee represents that, at the Installation Date thereof, it shall have
(a) thoroughly inspected the Equipment; (b) determined for itself that all items of Equipment are of a size, design, capacity and manufacture selected by it; and
(c) satisfied itself that the Equipment is suitable for Lessee's purposes. LESSOR SUPPLIES THE EQUIPMENT AS IS AND NOT BEING THE MANUFACTURER OF THE EQUIPMENT, THE MANUFACTURER'S AGENT OR THE SELLER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, QUALITY, CAPACITY, MATERIAL OR



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WORKMANSHIP OR AS TO PATENT INFRINGEMENT OR THE LIKE, it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee. Lessee agrees to look solely to the manufacturer or to suppliers of the Equipment for any and all warranty claims and any and all warranties made by the manufacturer or the supplier of Lessor are, to the extent to which the same may be assignable, hereby assigned to Lessee for the term of the applicable Equipment Schedule. Lessee agrees that Lessor shall not be responsible for the delivery, installation, maintenance, operation or service of the Equipment or for delay or inadequacy of any or all of the foregoing. Lessor shall not be responsible for any direct or consequential loss or damage resulting from the installation, operation or use of the Equipment or otherwise. Lessee will defend, indemnify and hold Lessor harmless against any and all claims, demands and liabilities arising Out of or in connection with the design, manufacture. possession or operation of the Equipment.

8.      RISK OF LOSS ON LESSEE:

        (a) Beginning on the Installation Date thereof and continuing until the Equipment is returned to Lessor as provided in this Lease, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment, howsoever caused. During the term of this Lease as to any Equipment Schedule, Lessee shall, at its own expense, keep in effect "all risk" property insurance and public liability insurance policies covering the Equipment designated in each Equipment Schedule. The public liability insurance policy shall be in such amount as is reasonably acceptable to Lessor. The "all risk" property insurance policy shall be for an amount not less than the replacement cost of the Equipment Lessor, its successors and assigns and/or such other party as may be designated by any thereof to Lessee, in writing, shall be named as additional insureds and loss payees on such policies, which shall be written by an insurance company of recognized responsibility which is reasonably acceptable to Lessor. Evidence of such insurance coverage shall be furnished to Lessor no later than the Installation Date set forth in the Equipment Schedule(s) and, from time to time, thereafter as Lessor may request. Such policies shall provide that no less than ten days written notice shall be given Lessor and any other party named as loss payee prior to cancellation of such policies for any reason. To the extent of Lessor's interest therein, Lessee hereby irrevocably appoints Lessor or any other party named as loss payee as Lessees attorney-in-fact coupled with an interest to make claim for, receive payment of, and execute any and all documents that may be required to be provided to the insurance carrier in substantiation of any such claim for loss or damage under said insurance policies, and to endorse Lessee's name to any and all drafts or checks in payment of the loss proceeds.

        (b) If any item of Equipment is rendered unusable as a result of any physical damage to, or destruction of, the Equipment, Lessee shall give to Lessor immediate notice thereof and this Lease shall continue in full force and effect without any abatement



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of rental. Lessee shall determine, within fifteen (15) days after the date of occurrence of such damage or destruction, whether such item of Equipment can be repaired. In the event Lessee determines that the item of Equipment cannot be repaired, Lessee shall either, at its expense, promptly replace such item of Equipment and convey title to such replacement to Lessor free and clear of all liens and encumbrances, and this Lease shall continue in full force and effect as though such damage or destruction had not occurred, or pay Lessor therefor in cash the Stipulated Loss Value (defined below) within thirty (30) days of such loss or damage. "Stipulated Loss Value," as used herein, shall be an amount as shown on Exhibit A to the applicable Equipment Schedule. In the event Lessee determines that such item of Equipment can be repaired, Lessee shall cause such item of Equipment to be promptly repaired. All proceeds of insurance received by Lessor, the designated loss payee, or Lessee under the policy referred to in the preceding paragraph of this Section shall be applied toward the cost of any such repair or replacement so long as Lessee shall not be in default of its obligations hereunder.

9.      EVENTS OF DEFAULT AND REMEDIES:

        The occurrence of any one of the following shall constitute an Event of Default hereunder:

        (a) Lessee fails to pay an installment of rent on or before the date when the same becomes due and payable and such failure continues for a period of five days;

        (b) Lessee attempts to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any items thereof, except as expressly permitted herein.

        (c) Lessee shall fail to observe or perform any of the other obligations required to be observed or performed by Lessee hereunder and such failure shall continue uncured for ten (10) days after written notice thereof to Lessee by Lessor or the then assignee hereof.

        (d) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition of bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of the petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

        (e) Within thirty (30) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or



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similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty (30) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

        (f) Lessee defaults in the performance or observation of any term, condition or covenant of any loan agreement, indenture, trust agreement, lease or similar agreement to which Lessee is a party or by which Lessee is bound and such default continues beyond any applicable cure period;

        (g) Lessee enters into any transaction which adversely affects a significant portion of the business value of Lessee and which affects the ability of the Lessee to repay the Lessee's obligations under the Lease.

        Upon the occurrence of an Event of Default, Lessor may at its option do any one or more of the following: (i) by notice to Lessee terminate this Lease as to any or all Equipment Schedules; (ii) whether or not this Lease is terminated as to any or all Equipment Schedules, take possession on not less than three (3) days' notice of any or all of the Equipment listed on any or all Equipment Schedules, wherever situated, and for such purpose, enter upon any premises without liability for so doing or Lessor may cause Lessee and Lessee hereby agrees, to return said Equipment to Lessor as provided in this Lease;
(iii) recover from Lessee, as liquidated damages for loss of a bargain and not as a penalty, all past due amounts as well as an amount equal to the present value of all monies to be paid by Lessee during the remaining Initial Term or any successive period then in effect, calculated by discounting at the rate of six percent (6%) per annum compounded monthly, which payment shall become immediately due and payable; and (iv) sell, dispose of, hold, use or lease any Equipment as Lessor in its sole discretion may determine (and Lessor shall not be obligated to give preference to the sale, lease or other disposition of the Equipment over the sale, lease or other disposition of similar equipment owned or leased by Lessor).

        In the event that Lessee shall have first paid to Lessor or its assigns the liquidated damages referred to in (iii) above Lessee shall thereafter be entitled to receive all rentals or proceeds received from any reletting of the Equipment during the balance of the Initial Term (after deduction of Lessors expected residual value of the Equipment at the expiration of the Initial Term or any extension thereof and of all expenses incurred in connection therewith) said amount never to exceed the amount of the liquidated damages paid by Lessee. Lessee agrees that Lessor shall have no obligation to sell the Equipment. Lessee shall in any event remain fully liable for reasonable damages as provided by law and for all costs and expenses incurred by Lessor or its assigns on account of such default including but not limited to all court costs and reasonable attorney's fees. Lessee hereby agrees that, in any event, it will be liable for any deficiency after any lease or other



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disposition of the Equipment. The rights afforded Lessor hereunder shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

10.     NET LEASE:

        Except as otherwise specifically provided in this Lease, it is understood and agreed that this is a net lease, and that, as between Lessor and Lessee, Lessee shall be responsible for all costs and expenses of every nature whatsoever arising out of or in connection with or related to this Lease or the Equipment (including, but not limited to, transportation in and out, rigging, manufacturer's approved packing, installation, certification costs and disconnect charges). Lessee hereby agrees that in the event that Lessee fails to pay or perform any obligation under this Lease, Lessor may, at its option, pay or perform said obligation and any payment made or expense incurred by Lessor in connection therewith shall become additional rent which shall be due and payable by Lessee upon demand. Lessee acknowledges that Lessor may, from time to time, and at Lessee's request, execute and deliver purchase orders pertaining to the purchase of equipment to be leased pursuant to this Lease. Lessee agrees that it will indemnify and hold Lessor harmless from and against any and all loss, cost, liability and expense that Lessor may incur as a result of the execution and delivery of such purchase orders.

11.     ASSIGNMENT:

        Lessee agrees that Lessor may transfer or assign all or any part of Lessor's right, title, and interest in, under or to the Equipment and this Lease and any or all sums due or to become due pursuant to any of the above, to any third party (the "Assignee") for any reason and that the Assignee may so re-assign and transfer. Lessee agrees that upon receipt of written notice from Lessor or Assignee of such assignment, Lessee shall perform all of its obligations hereunder for the benefit of Assignee and any successor assignee and, if so directed, shall pay all sums due or to become due thereunder directly to the Assignee or to any other party designated by the Assignee. Lessee hereby covenants, represents and warrants as follows and agrees that the Assignee and any successor assignee shall be entitled to rely on and shall be considered a third party beneficiary of the following covenants, representations and warranties: (i) Lessee's obligations hereunder are absolute and unconditional and are not subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee for any reason whatsoever including operation of law, defect in the Equipment, failure of Lessor or Assignee to perform any of its obligations hereunder or for any other cause or reason whatsoever, whether similar or dissimilar to the foregoing; (ii) Lessee shall not look to Assignee or any successor assignee to perform any of Lessor's obligations hereunder;
(iii) Lessee will not amend or modify this Agreement without the prior written consent of the Assignee and any successor assignee; and (iv) Lessee will send a copy to Assignee and any successor assignee of each notice which Lessee sends to Lessor.



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12.     REPRESENTATIONS AND WARRANTIES OF LESSEE:

        Lessee represents and warrants to Lessor and its assigns, as follows:

        1. The execution, delivery and performance of this Lease has been duly authorized and, upon execution by Lessor and Lessee, will constitute a valid obligation bin ding upon and enforceable against Lessee in accordance with its terms, subject to laws governing creditors' rights;

        2. The performance by Lessee will not result in any breach, default or violation of, Lessee's certificate of incorporation or by-laws or any agreement to which Lessee is a party;

        3. Lessee is in good standing in its jurisdiction of incorporation and in any jurisdiction in which any of the Equipment is to be located; and

        4. Any and all financial statements or other information with respect to Lessee heretofore furnished by Lessee to Lessor was, when furnished, and remains at the time of execution of this Lease, true and complete.

        Lessor represents and warrants to Lessee as follows:

        1. The execution, delivery and performance of this Lease has been duly authorized and, upon execution by Lessor and Lessee, will constitute a valid obligation bin ding upon and enforceable against Lessor in accordance with its terms, subject to laws governing creditors' rights ;and

        2. The performance by Lessor will not result in any breach, default or violation of, Lessor's certificate of incorporation or by-laws or any agreement to which Lessor is a party:

        The foregoing representations and warranties shall survive the expiration or termination of this Lease.

13.     END OF LEASE:

        Provided (i) no Event of Default has occurred and is continuing and (ii) Lessee has made all payments in accordance with the Lease, upon written notice furnished by Lessee no later than four (4) months prior to the expiration of the Initial Term, Lessee shall, with respect to each Equipment Schedule elect only such alternatives as may be set forth on the Equipment Schedule.

        To the extent that any of such alternatives involves a determination of Fair Market Value, the Fair Market Value shall be defined and determined by the provisions of this Section. For purposes hereof, Fair Market Value shall mean the amount that would obtain



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in a retail arm's length transaction between an informed and willing lessee-buyer in possession and an informed and willing lessor-seller. Rental charges previously paid pursuant to the applicable Equipment Schedule shall have no effect on the determination of Fair Market Value. Unless otherwise stated in the Equipment Schedule, the Fair Market Value for items set forth on the Equipment Schedule which do not have a readily ascertainable market value, (including but not limited to software, cabling and certain equipment) shall be determined by multiplying the Lessor's acquisition cost of such items by a fraction, the numerator of which shall be the Fair Market Value of the other items and the denominator of which shall be the Lessor's acquisition cost of such other items; and the determination of Fair Market Value shall be based upon the assumption that all items set forth on the Equipment Schedule or included with the Equipment may be transferred to, and used by, a third party user. In such determination, all alternative uses in the hands of each buyer or lessee, including, without limitation, the further leasing of the Equipment shall be taken into account in making such determination.

        If on or before a date which is sixty (60) days prior to the expiration of the Initial Term, Lessor and Lessee are unable to agree upon a determination of the Fair Market Value of the Equipment, the Fair Market Value (to be determined in accordance with the definition set forth in this Section) shall, upon written request by Lessee therefor, be conclusively established not less than thirty (30) days prior to the expiration of the Initial Term by an independent appraiser selected by Lessor. Lessor shall notify Lessee of the name and address of said appraiser. The costs of such appraiser shall be paid by Lessee within ten (10) days after receipt of an invoice therefor. The Lease, including the obligation to pay monthly rentals, shall remain in effect pending the determination of Fair Market Value.

14.     MISCELLANEOUS:

        (a) During the term of this Lease, Lessee hereby agrees to deliver to Lessor or Assignee and any successor assignee a copy of Lessee's monthly unaudited financial statements, and the annual financial budget for the upcoming year as soon as available and as it may be adjusted during the year. Lessee shall also furnish, as soon as available and in any event within ninety (90) days after the last day of Lessee's fiscal year, a copy of Lessee's annual audited statements and consolidating and consolidated balance sheet, if any, as of the end of such fiscal year, accompanied by the opinion of an independent certified public accounting firm of recognized standing. The Lessee shall furnish such other financial information as may be reasonably requested by Lessor, including but not limited to any material changes in budgets or financial reports furnished to the Lessee's Board of Directors or Shareholders.

        (b) This Lease constitutes the entire agreement between Lessee and Lessor with respect to the Equipment, and except as agreed upon in writing no covenant, condition or other term or provision hereof may be waived or modified orally.



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        (c) All notices hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, or by facsimile transmission (confirmed by registered mail as set forth in this section) to the address of the other party as set forth herein or to such other address as such party shall have designated by proper notice.

        (d) This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns (including any subsequent assignee of Assignee).

        (e) If any term or provision of this Lease or the application thereof to any person is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such provision to the person other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        (f) No waiver of any of the terms and conditions hereof shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. The subsequent acceptance of rental payments hereunder by Lessor shall not be deemed a waiver of any prior existing breach by Lessee regardless of Lessor's knowledge of such prior existing breach at the time of acceptance of such rental payments. Where permitted by law, Lessee authorizes any attorney of record, Clerk of Court or Prothonotary of any state to appear for and confess judgment (a) against Lessee for all amounts as to which Lessee is in default under this Agreement and (b) against Lessee in any action for writ of replevin or possession of the Equipment. No bond shall be required.

        (g) Lessor is hereby authorized by Lessee to cause this Lease or other instruments, including Uniform Commercial Code Financing Statements to be filed or recorded for the purpose of showing Lessor's interest in the Equipment and Lessee agrees that Lessor may execute such instruments for and on behalf of Lessee. All filing fees reasonably incurred by Lessor in connection therewith and filing fees incurred by Lessor's assignees in perfecting security interests shall be paid by Lessee or reimbursed to Lessor by Lessee.

        (h) In the event of any conflict between the terms and conditions of this Lease and the terms and conditions of any Equipment Schedule(s) or Rider(s) thereto, the terms and conditions of such Equipment Schedule(s) or Rider(s) shall prevail.

        (i) No consent or approval provided for herein shall be binding upon Lessor unless signed on its behalf by an officer of Lessor. THIS LEASE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CONNECTICUT AND SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF SUCH STATE. The Lessee accepts for itself the non-exclusive jurisdiction of any Federal or State court of competent jurisdiction in the State of Connecticut in any action, suit or proceeding of any kind against it which arises out of or by reason of this Lease or any Equipment Schedule.

        (j) Lessee acknowledges that the late payment by Lessee to Lessor of monthly rental and other sums due hereunder will cause Lessor harm and to incur costs not contemplated by this Lease, the precise amount and severity of which will be difficult to ascertain. Such costs include, but are not limited to, administrative, accounting and legal charges which Lessor may incur due to such late payment. Accordingly, if any monthly rent or any other sum due from Lessee shall not be received by Lessor or Lessor's assignee within twenty (20) days after the same is due, Lessee shall pay to Lessor or Lessor's assignee a late charge equal to five per cent (5%) of such overdue amount monthly until such overdue amount is paid. Lessee acknowledges that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of a late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default, if any, with respect to such overdue amounts, nor prevent Lessor from exercising any of the other rights and remedies which Lessor may have pursuant to this Lease.

        (k) The obligations which Lessee is required to perform during the term of this Lease shall survive the expiration or other termination of this Lease.

        (l) Lessee will promptly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may reasonably request in order to effectuate the intent and purpose of this Lease and to establish and protect the tights, interests and remedies intended to be created in favor of Lessor hereunder, including without limitation, the execution and filing of financing statements and continuation statements with respect to this Lease, the Equipment and any Equipment Schedule. Lessee authorizes Lessor to effect any such Filing and Lessor's reasonable expenses (together with the reasonable expenses of Lessor's assignees in this regard) shall be payable by Lessee on demand.

LESSOR:                                     LESSEE:

Leasing Technologies International, Inc.           Virage Logic Corporation

BY:            /s/                          BY:         /s/
   -------------------------------             ---------------------------------
NAME:                                       NAME: George Rassam
     -----------------------------               -------------------------------
TITLE:                                      TITLE: CFO (VP Finance)
      ----------------------------                ------------------------------
DATE:                                       DATE:  Feb 19, 1999
     -----------------------------               -------------------------------

                                            Virage Logic International
                                            BY:          /s/
                                               ---------------------------------
                                            TITLE: CFO (VP Finance)
                                                  ------------------------------
                                            TITLE: CFO (VP Finance)
                                                  ------------------------------
                                            DATE:  Feb 19, 1999
                                                 -------------------------------

                            CERTIFICATE OF INCUMBENCY


Re:     Master Lease Agreement dated February 12, 1999
        Between Leasing Technologies International, Inc.
        and Virage Logic Corporation

        I, * Alex Shubat               , hereby certify that I am the duly
             --------------------------
             [print name of certifying officer, other than signatory] elected, qualified, and presently serving CTO & Secretary of Virage Logic
                                           ----------------
                                           [office of certifying officer]
Corporation, (the "Company").

        I further certify that each of the persons listed below was duly elected to and on the date hereof holds the office set forth opposite his name and that the signature appearing opposite the name of such officer is the genuine signature of such officer. Such person has the power and authority to execute any and all documents on behalf of the Company relating to the above referenced transaction and to bind the Company to perform in accordance with the terms thereof,

NAME OF SIGNATORY              OFFICE                 SIGNATURE
-----------------              ------                 ---------
George Rassam                  VP Finance, CFO        /s/ GEORGE RASSAM




        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
the Company this    19      day of   Feb        1999.
                 ----------        ------------

                                          *BY: /s/ ALEX SHUBAT
                                              ----------------------------------
                                              [signature of certifying officer]

                                          NAME:  Alex Shubat
                                               ---------------------------------

                                          TITLE:  VP Engineering, CTO, Secretary
                                                --------------------------------
*  certifying officer must be other than signatory.

                              REQUEST FOR INSURANCE



LESSOR: LEASING TECHNOLOGIES INTERNATIONAL, INC.
        221 DANBURY ROAD
        WILTON, CT 06897

LESSEE: VIRAGE LOGIC CORPORATION AND
        VIRAGE LOGIC INTERNATIONAL
        46824 LAKEVIEW BOULEVARD
        FREMONT, CA 94538


Pursuant to Section 8(a) of the Master Lease Agreement dated February 12, 1999 ("Lease"), Lessor hereby requests that Lessee provide a Certificate(s) of Insurance as evidence of both casualty and liability insurance coverage on the equipment leased to Lessee under the Lease. Such Certificate(s) should name Leasing Technologies International, Inc., 221 Danbury Road, Wilton, CT 06897 and its assigns as loss payees and additional insureds as their interests may appear. Please refer to Section 8(a) of the Lease and the attached Leasing Insurance Requirements for additional instructions.

Lessee, by authorized signature below, acknowledges the obligations under the Lease to protect the equipment identified therein against all risks of loss, and hereby confirms that applicable Certificate(s) of Insurance have been requested from __________ (Fill in name of Insurance Agent/Broker).


LESSEE: VIRAGE LOGIC CORPORATION            LESSEE: VIRAGE LOGIC INTERNATIONAL

BY: /s/ GEORGE RASSAM                       BY: /s/ GEORGE RASSAM
    -----------------------------              ---------------------------------
NAME: George Rassam                         NAME: George Rassam
     ---------------------------                 -------------------------------
TITLE:  VP Finance, CFO                     TITLE:  VP Finance, CFO
      --------------------------                  ------------------------------
DATE:   Feb 19, 1999                        DATE:   Feb 19, 1999
     ---------------------------                 -------------------------------

                         LEASING INSURANCE REQUIREMENTS

                              LIABILITY INSURANCE:

All liability policies are to meet, at the minimum, the following requirements:

(a)     Minimum limits of liability are:

        Bodily Injury: $1,000,000 per occurrence
        Property Damage: $50,000 per occurrence

(b) All liability insurance policies are to specify Lessor, its assigns, and/or such other party designated by Lessor as additional insureds, and must be effective at the time of shipment of the Equipment from the seller.

PROPERTY INSURANCE:

All property insurance policies are to meet, at the minimum, the following requirements:

(a) All-risk Property insurance coverage in an amount equal to the replacement cost of the Equipment.

(b) All property insurance policies are to specify Lessor, its assigns, and/or such other party designated by Lessor as loss payees and must be effective at the time of shipment of the Equipment from the seller.

GENERAL:

        (1) All insurance policies are to provide that in the event of material change to the policy (i.e., terms, conditions, limits, broker or insurer, or cancellation of the policy or any part) either by the insured or the insurance company, the insurer will provide 10 days' prior written notice of such material change or cancellation to Lessor and its specified assigns.

        (2) All insurance policies are to provide that violation of terms, conditions, or warranties of the policy by the insured or others will not invalidate the insurance insofar as the interest of Lessor and its specified assigns is concerned.

        (3) In order to eliminate multiple certifications, we encourage blanket liability and All-Risk coverage warranted to remain in force until at lease 10 days' prior written notice is provided as aforesaid.

                                       LTI
                    LEASING TECHNOLOGIES INTERNATIONAL, INC.

Date:________         Return by mail or fax to: Leasing Technologies International, Inc.,
                      221 Danbury Road, CT 06897
                      Phone: (203) 563-1100  Fax: (203) 563-1112

                                LEASE APPLICATION
LESSEE
Legal Name_________________________ Trade Name__________________________________
Address_____________________ City_________________ State________ Zip____________
Phone_________________ Fax_______________ Years in Business_____________________
Description of Business_________________________________________________________
Business Type: Corporation___ Proprietorship ___ Partnership ___ Fed I.D. #_____ CEO's Name______________________ Title__________________ Phone _________________
Address_________________________________________________________________________
Contact Officer's Name_______________________ Title_____________________________
Address_________________________________________________________________________
Auditor & Partner________________________ Phone #_______________________________
Law Firm & Partner_________________________ Phone #_____________________________
Duns #_____________________________________

BANK AND CREDIT REFERENCES
Bank Name_________________________ Address______________________________________
Contact_________________ Phone #______________ Checking Acct #__________________
Date Opened________________ Loan Acct #______________ Date______________________
Lessor Name______________________________ Address_______________________________
Contact________________ Phone #____________________ Acct #______________________
Other Creditor________________________ Address__________________________________
Contact__________________ Phone #____________________ Acct #____________________

TRADE SUPPLIER REFERENCES
Trade Name__________________ Phone  #______________ Contact_____________________
Trade Name__________________ Phone  #______________ Contact_____________________
Trade Name__________________ Phone  #______________ Contact_____________________

OTHER INFORMATION TO BE SUPPLIED
1)      Financials: Last two fiscal audits & year-to-date interim financials
2)      Most recent business plan and/or offering memorandum
3)      List of all company Officers & Directors
4)      List of major shareholders with percentage ownership
5) List of equipment to be leased. Include qty, descriptions, brands, models, cost

I hereby authorize the investigation and review of all the above credit information.

BY:_______________________________ Title________________________________________

               EQUIPMENT SCHEDULE NO. _____ ("EQUIPMENT SCHEDULE")
                                       TO
            MASTER LEASE AGREEMENT DATED __________, 199__ ("LEASE")
           BETWEEN LEASING TECHNOLOGIES INTERNATIONAL, INC. ("LESSOR")
                            AND __________("LESSEE")

1.      EQUIPMENT:

                  MODEL/                                             PURCHASE      SERIAL
        QTY       FEATURE           DESCRIPTION           MFR        PRICE         NUMBER
        ---       -------           -----------           ---        -----         ------







2.      EQUIPMENT LOCATION:

3. INSTALLATION DATE:__________. If this space is not completed, the Installation Date shall be: the date which the Vendor(s) determines to be the date of installation, which, Lessee agrees, will not occur without Lessor's prior written consent or the fifth day following delivery of the Equipment to the location set forth in Section 2, whichever is earlier; or in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor obtains title to the Equipment from Lessee (but not later than the date Lessor pays for the Equipment).

4. COMMENCEMENT DATE:__________. (Subject to the terms and conditions of Section , of the Lease, if all of the Equipment is not installed on the same date).

5.      INITIAL TERM:__________ months.

6.      MONTHLY RENTAL: $__________. The Monthly Rental set forth in this section is conditional upon Lessor acquiring the Equipment at a purchase price of $__________ and Lessor obtaining financing for such purchase at a 8.25% Prime Interest Rate. Lessor and Lessee agree that the Monthly Rental shall be increased by $__________ for each one-quarter of one percent (1/4 of 1%) by which the Prime Interest Rate (as stated by Citibank N.A.) increases prior to the Commencement Date, or the date Lessor has received sufficient documentation so as to finance the Lease, whichever is later. Lessee agrees that it shall confirm the amount of the rental payable hereunder after adjustment, if any, in such form as Lessor may request.

               EQUIPMENT SCHEDULE NO. _____ ("EQUIPMENT SCHEDULE")
                                       TO
            MASTER LEASE AGREEMENT DATED __________, 199__ ("LEASE")
           BETWEEN LEASING TECHNOLOGIES INTERNATIONAL, INC. ("LESSOR")
                            AND __________("LESSEE")

7. LESSOR'S OBLIGATIONS: Lessor's obligations under this Equipment Schedule are subject to there being no tax legislation enacted prior to the Installation Date which would have an adverse effect on the rights or anticipated benefits to Lessor or any Assignee.

8.      SECURITY DEPOSIT: $__________.

9. END OF LEASE: Provided (i) no Event of Default has occurred and is continuing and (ii) Lessee has made all payments in accordance with the Lease, upon written notice furnished by Lessee to Lessor no earlier than one hundred eighty (180) days and no later than ninety (90) days prior to the expiration of the Initial Term, Lessee may either:

        (a) Extend the Initial Term for not less than all the Equipment for an additional 12 months at Fair Market Value rental;

        (b) Purchase not less than all the Equipment at Fair Market Value for a purchase price equal to the Fair Market Value thereof as of the end of the Initial Term, plus any taxes applicable at the time of purchase. The purchase price shall be paid by Lessee to Lessor at least thirty (30) days before the expiration of the Initial Term; or

        (c) Extend the Initial Term for not less than all the Equipment for an additional 12 months at a Monthly Rental equal to _____% of the Monthly Rental paid by Lessee during the Initial Term, provided all payments have been made in accordance with the Lease and there shall be no default under the Lease by Lessee, title to the Equipment shall pass to Lessee at the expiration of the 12 month extension and upon payment of $1.00;

        (d) Return not less than all the Equipment, subject to a remarketing charge equal to ____% of the Purchase Price.

10. LEASE AGREEMENT: All of the terms, covenants and conditions set forth in the Lease are incorporated herein by reference as if the same had been set forth herein in full.

               EQUIPMENT SCHEDULE NO. _____ ("EQUIPMENT SCHEDULE")
                                       TO
            MASTER LEASE AGREEMENT DATED __________, 199__ ("LEASE")
           BETWEEN LEASING TECHNOLOGIES INTERNATIONAL, INC. ("LESSOR")
                            AND __________("LESSEE")

LESSOR:                                     LESSEE:
LEASING TECHNOLOGIES INTERNATIONAL, INC.


BY:______________________________           BY:_________________________________
NAME:____________________________           NAME:_______________________________
TITLE:___________________________           TITLE:______________________________
DATE:____________________________           DATE:_______________________________

                                            LESSEE:
                                            BY:_________________________________
                                            NAME:_______________________________
                                            TITLE:______________________________
                                            DATE:_______________________________

                            CERTIFICATE OF ACCEPTANCE

To:     Leasing Technologies International, Inc.
        221 Danbury Road
        Wilton, CT 06897

From: ________________ Lessee under that certain Master Lease Agreement ("Lease") dated _____________ hereby certifies to Leasing Technologies International, Inc., Lessor under the said Lease, that, to wit:

        1. The Lessee is a corporation in good standing in ______, the state of its incorporation.

        2. The signatures which appear in said Lease have been duly authorized by the Lessee and the Lease constitutes a valid and binding obligation of, and is enforceable by its terms against Lessee.

        3. All items of computer equipment ("Equipment") described in Equipment Schedule No. __ to the said Lease, have been delivered to Lessee.

        4. The equipment has been received and inspected, and is approved and accepted by Lessee, effective __________, 1999.

        5. As of the date hereof, the Lessee's interest in the Equipment is free and clear of any liens and encumbrances other than those created by and in favor of the Lessor.

        6. The Lessee hereby represents and warrants that no event of Default or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default has occurred and is continuing under the Lease.

        7. The Lessee hereby represents and warrants that the Lessee has obtained all insurance policies, with respect to the Equipment, that may be required under the terms of the Lease and such policies are in full force and effect.

Lessee is delivering this Certificate to Lessor pursuant to and in connection with the said Lease.

LESSEE:                                     LESSEE:
BY:______________________________           BY:_________________________________
NAME:____________________________           NAME:_______________________________
TITLE:___________________________           TITLE:______________________________
DATE:____________________________           DATE:_______________________________

                          EQUIPMENT SCHEDULE NO. _____
                                       TO
                       MASTER LEASE AGREEMENT DATED_______
                                    EXHIBIT A
                          STATEMENT OF CASUALTY VALUES

            MONTHLY            STIPULATED              MONTHLY           STIPULATED LOSS
           PMT. MADE             VALUE*              PMTS. MADE               VALUE
           ---------             -----               ----------               -----
              1                  125.00                   19                  94.22
              2                  123.29                   20                  92.51
              3                  121.58                   21                  90.80
              4                  119.87                   22                  89.09
              5                  118.16                   23                  87.38
              6                  116.45                   24                  85.67
              7                  114.74                   25                  83.96
              8                  113.03                   26                  82.25
              9                  111.32                   27                  80.54
             10                  109.61                   28                  78.83
             11                  107.90                   29                  77.12
             12                  106.19                   30                  75.41
             13                  104.48                   31                  73.70
             14                  102.77                   32                  71.99
             15                  101.66                   33                  70.28
             16                   99.35                   34                  68.57
             17                   97.64                   35                  66.86
             18                   95.93                   36                  65.15

* Expressed as a percentage of Lessor's original purchase price for the equipment.

LESSOR:                                     LESSEE:
LEASING TECHNOLOGIES INTERNATIONAL, INC.

BY:______________________________           BY:_________________________________
NAME:____________________________           NAME:_______________________________
TITLE:___________________________           TITLE:______________________________
DATE:____________________________           DATE:_______________________________

                                            LESSEE:
                                            BY:_________________________________
                                            NAME:_______________________________
                                            TITLE:______________________________
                                            DATE:_______________________________

                          EQUIPMENT SCHEDULE NO. _____
                                       TO
                       MASTER LEASE AGREEMENT DATED_______
                                    EXHIBIT A
                          STATEMENT OF CASUALTY VALUES

            MONTHLY                                                      STIPULATED LOSS
           PMT. MADE                                                         VALUE*
           ---------                                                         -----
              1                                                              125.00
              2                                                              123.29
              4                                                              119.87
              5                                                              118.16
              8                                                              113.03
              9                                                              111.32
             11                                                              107.90
             12                                                              106.19
             13                                                              104.48
             14                                                              102.77
             15                                                              101.66
             16                                                               99.35
             17                                                               97.64
             18                                                               95.93
             19                                                               94.22
             20                                                               92.51
             21                                                               90.80
             22                                                               89.09
             23                                                               87.38
             24                                                               85.67

* Expressed as a percentage of Lessor's original purchase price for the equipment.

LESSOR:                                     LESSEE:
LEASING TECHNOLOGIES INTERNATIONAL, INC.

BY:______________________________           BY:_________________________________
NAME:____________________________           NAME:_______________________________
TITLE:___________________________           TITLE:______________________________
DATE:____________________________           DATE:_______________________________

                                            LESSEE:

                                            BY:_________________________________
                                            NAME:_______________________________
                                            TITLE:______________________________
                                            DATE:_______________________________

                          EQUIPMENT SCHEDULE NO. _____
                                       TO
                       MASTER LEASE AGREEMENT DATED_______
                                    EXHIBIT A
                          STATEMENT OF CASUALTY VALUES

            MONTHLY                                                      STIPULATED LOSS
           PMT. MADE                                                         VALUE*
           ---------                                                         -----
              1                                                              125.00
              2                                                              123.29
              4                                                              119.87
              5                                                              118.16
              8                                                              113.03
              9                                                              111.32
             11                                                              107.90
             12                                                              106.19
             13                                                              104.48
             14                                                              102.77
             15                                                              101.66
             16                                                               99.35
             17                                                               97.64
             18                                                               95.93
             19                                                               94.22
             20                                                               92.51
             21                                                               90.80
             22                                                               89.09
             23                                                               87.38
             24                                                               85.67
             25                                                               83.96
             26                                                               82.25
             27                                                               80.54
             28                                                               78.83
             29                                                               77.12
             30                                                               75.41

* Expressed as a percentage of Lessor's original purchase price for the equipment.
LESSOR:                                     LESSEE:
LEASING TECHNOLOGIES INTERNATIONAL, INC.
BY:______________________________           BY:_________________________________
NAME:____________________________           NAME:_______________________________
TITLE:___________________________           TITLE:______________________________
DATE:____________________________           DATE:_______________________________

                                            LESSEE:

                                            BY:_________________________________
                                            NAME:_______________________________
                                            TITLE:______________________________
                                            DATE:_______________________________